1

Forward-Looking Statement 2 This presentation may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the Safe Harbor Provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provision. Forward- looking statements can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” and words of similar meaning. These forward-looking statements include, but are not limited to:  statements of our goals, intentions and expectations;  statements regarding our business plans, prospects, growth and operating strategies;  statements regarding the asset quality of our loan and investment portfolios; and  estimates of our risks and future costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:  general economic conditions, either nationally or in our market areas, that are worse than expected;  competition among depository and other financial institutions;  changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments;  adverse changes in the securities markets;  changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements;  our ability to enter new markets successfully and capitalize on growth opportunities;  our ability to successfully integrate acquired entities;  our incurring higher than expected loan charge-offs with respect to assets acquired in FDIC-assisted acquisitions;  changes in consumer spending, borrowing and savings habits;  changes in accounting policies and practices, as may be adopted by the bank regulatory agencies and the Financial Accounting Standards Board; and  changes in our organization, compensation and benefit plans. Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date of this presentation. Except as required by applicable law or regulation, we do not undertake, and specifically disclaim any obligation to update any forward-looking statements that may be made from time to time by or on behalf of the Company. Please see “Risk Factors” beginning on page 19 of the Company’s Prospectus dated February 11, 2013.

Market Profile 3 NASDAQ: CHFN Recent Price1 (7/22/2014): $10.99 Shares Outstanding (6/30/2014): 20.0 Million Market Capitalization2: $219.4 Million Price/Tangible Book Value3: 92% Total Assets (6/30/2014): $1.0 Billion 1- Source: Bloomberg 2- Based on July 22, 2014 closing market price and June 30, 2014 shares outstanding. 3- Based on July 22, 2014 closing market price, June 30, 2014 shares outstanding and June 30, 2014 tangible book value.

Corporate Profile 4  Headquartered in West Point, Georgia  Founded in 1954 as First Federal Savings and Loan Association  Organic & acquisitive growth  Recent growth via three FDIC-assisted acquisitions (June ’09, March ’10, Sept ’11)  Approximately 282 FTE’s servicing over 48,000 checking accounts  13 offices along I-85 & I-20 in GA/AL footprint and 3 offices in NW Florida  June 30, 2014: Total Assets: $1.0 Billion Total Net Loans: $582.4 Million Total Deposits: $729.6 Million Total Capital: $243.4 Million

Overview of Management Team 5  Strong Experienced Management & Board of Directors  Conservative Credit  Continuously Profitable Since before 1990  Good Regulatory Relations  M&A Experience … 5 Transactions both Assisted & Unassisted Top Executives NAME POSITION (Banking/CharterBank) EXPERIENCE Robert Lee Johnson Chairman & CEO 32/30 Lee Washam President, CharterBank 30/14 Curtis R. Kollar Senior VP & CFO 27/22

6 Market Conditions • Auto Industry is Strong on I-85 Corridor • Most of Our Markets have Significant Manufacturing, University or Military Influences • Selective Lending Opportunities • Slowly Recovering Acquired Markets • North Atlanta Housing Market Strong

7 Recent Accomplishments • Non Covered Loan Growth Last 5 Quarters • Continued Profitability • Good/Stable Credit Quality • Continued Growth in Checking Accounts and Bank Card Fees • Completed 10% Stock Repurchase Program (SRP) and Immediately Followed with another 10% SRP

8 FDIC Loss Sharing: Projecting Smooth Landings • Pretax income (negative provision) of $800K for the quarter ended June 30, 2014 in conjunction with end of the FDIC Non-Single Family loss share agreement on first FDIC assisted acquisition (NCB). • FDIC loss share ending March 2015 - collected 96%* of projected claims leaving $4.0 million remaining receivable (MCB). • FDIC loss share ending September 2016 - collected 81%* of projected claims leaving $10.7 million remaining receivable (FNB). *Collected percentages referenced above include expense reimbursements that were not included in the projected claims.

Capital Management Strategies • TCE of 22.94% at June 30, 2014 • Uses of Capital – Stock Repurchases and Dividends – Revenue Growth and Diversification – Moderate Organic Balance Sheet Growth – Disciplined Acquisition Approach 9

Financial Information

Fiscal YTD 2014 (9 Months) Results and Developments 11 Total Deposits* Tangible Common Equity/Total Assets Net Income $4.9 million Fully Diluted EPS*** $0.22 Loan Loss Reserves $8.6 million (Non-covered)  ALL / Non-covered NPLs – 192.06%  ALL as a % of Total Non-covered Loans - 1.65%  Continued profitability despite declining revenue from covered acquisitions Nonperforming Assets / Assets 0.62%**  Superior asset quality 22.94% $729.6 million  Growing core deposits and fees while lowering deposit costs Core Deposits* $486.4 million * Core deposits consist of transaction accounts, money market accounts, and savings accounts. ** For non-covered assets. ***Diluted net income per share for the nine months ended June 30, 2014 was computed by dividing net income by weighted average shares outstanding plus potential common shares resulting from dilutive stock options and unvested restricted shares, determined using the treasury stock method. ROAA 0.61%  Favorable trend on average asset return  Well capitalized and protective of book value per share Basic EPS $0.23

Balance Sheet Highlights

(Dollars in $000's)	2009[1]	2010[2]	2011[3]	2012	2013	Q3 2014
Total Assets	**$936,880**	**$1,186,082**	**$1,171,710**	**$1,032,220**	**$1,089,406**	**$1,040,237**
Loans, net	552,550	599,370	655,028	593,904	579,854	582,403
Non Covered	**462,786**	**451,231**	**419,979**	**427,676**	**470,863**	**511,176**
Covered	89,764	148,138	235,050	166,228	108,991	71,227
Securities	206,061	133,183	158,737	189,379	215,118	185,040
Total Liabilities	**$838,623**	**$1,052,746**	**$1,032,294**	**$889,699**	**$815,628**	**$796,823**
Retail Deposits	463,566	739,691	883,389	779,397	745,900	729,609
Core[4]	**216,902**	**313,170**	**447,176**	**456,292**	**475,426**	**486,393**
Time	246,664	426,521	436,213	323,105	270,474	243,216
Total Borrowings	**227,000**	**212,000**	**110,000**	**81,000**	**60,000**	**55,000**
Total Equity	**$98,257**	**$135,788[5]**	**$139,416**	**$142,521**	**$273,778[6]**	**$243,414**

Note: Unless otherwise noted, the above chart displays information based on Charter's fiscal year end, which is September 30.
[1] Includes FDIC Acquisition of Neighborhood Community Bank.
[2] Includes FDIC Acquisition of McIntosh Commercial Bank.
[3] Includes FDIC Acquisition of First National Bank of Florida.
[4] Core deposits consist of transaction accounts, money market accounts, and savings accounts.
[5] Incremental capital raise of approximately $30 million (net).
[6] Second step conversion and reorganization resulted in $142.9 million in gross offering proceeds.

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Relative Balance Sheet Strength Source: SNL Financial. Public Banks Peer Group reflects financial data as of quarter ended March 31, 2014. Public Banks Peer group comprised of banks and thrifts with total assets between $800 million and $4 billion. Excludes merger targets. *Nonperforming loans defined as nonaccrual loans plus loans 90 days past due and accruing. Excludes nonperforming loans covered by loss sharing agreements with FDIC. 13 *Exclu d es c o v e re d l o a n s Performance Versus Banking Peers June 30, 2014 Charter Financial Public Banks Corporation Peer Group Total Assets ($000s) $1,040,237 $1,405,100 Tangible Common Equity/ Total Assets 22.94% 8.91% NPLs / Total Loans 0.86% 1.08% Reserv s / Loans 1.65% 1.44% Reserves / NPLs 1.92x 1.32x MRQ ROAA 0.67% 0.79%

Funding Mix 14 32.1% At June 30, 2014 Average cost of deposits for the three months ended June 30, 2014: 0.49% Deposits by Type • Core Deposits – Transaction, Savings & Money Market Accounts Funding by Type ($ Million) $0 $200 $400 $600 $800 $1,000 $1,200 Sep-04 Sep-05 Sep-06 Sep-07 Sep-08 Sep-09 Sep-10 Sep-11 Sep-12 Sep-13 Jun-14 C re Deposits Retail CD's Wholesale Funding 55% 21% 24% 46% 25% 29% 64% 17% 19% 48% 27% 25% 26% 30% 44% 30% 41% 29% 43% 13% 44% $710 $703 $1,021 $825 $1,035 $881 11% 37% 52% $811 8% 59% 33% $702$688 $687 19% 17% 64% $785 7% 31% 62% Time Deposits (Excluding Wholesale Deposits) 33%Savings & Money Market 24% Transaction Accounts 43% Wholesale Time Deposits 0%

Loans Outstanding at June 30, 2014 15 *Covered loans are presented net of non-accretable difference and allowance. ($ Million) 23% 48% 3% 3% 10% 13% 1-4 Family Commercial Real Estate Commercial Consumer & Other Real Estate Construction FDIC Covered $140 $285 $21 $17 $58 $63 $0 $50 $100 $150 $200 $250 $300 $350 $400 1-4 Family Commercial Real Estate Commercial Consumer & Other Real Estate Construction Non Covered Loans FDIC Covered Loans* $148 $347 $25 $19 $58

$430 $428 $426 $421 $444 $471 $476 $482 $521 $187 $166 $149 $131 $121 $109 $100 $90 $83 $0 $100 $200 $300 $400 $500 $600 $700 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Non Covered Loans FDIC Covered Loans Net Loans Outstanding Trend ($ Million) 16 June 2012 Non Covered Loans Balance

Non-performing Loans / Total Loans* 17 Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. *Total loans for CHFN exclude covered loans. Public Banks Peer group comprised of banks and thrifts with total assets between $800 million and $4 billion. Excludes merger targets. 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 9/30/2009 9/30/2010 9/30/2011 9/30/2012 9/30/2013 6/30/2014 CHFN Public Banks Peer Group At 2009 2010 2011 2012 2013 6/30/14 NPAs / Total Non-Covered Assets (%) 2.16% 2.33% 1.99% 0.69% 0.49% 0.62% COs / Average Non-Covered Loans (%) 0.71 0.90 0.48 0.86 0.32 0.08 ALLL Non-Covered Loans / NPLs (x) 0.70x 0.84x 0.80x 2.38x 2.80x 1.92x llowance / Total Loans (%) 1.97% 2.12% 2.19% 1.87% 1.70% 1.65%

Loan Delinquency Overview

Charter Financial CORPORATION

Loan Delinquency - Non Covered Loans as of June 30, 2014						
(Dollars in 000s)	30-89 Days Past Due	Greater than 90 Days Past Due	Total Past Due	Current	Total Loans	Loans > 90 Days Accruing
1-4 family residential real estate	$1,746	$391	$2,137	$137,667	$139,804	$238
Commercial real estate	2,298	1,675	3,973	280,618	284,591	1,124
Commercial	102	17	119	21,052	21,171	0
Real estate construction	0	0	0	58,460	58,460	0
Consumer and other	124	30	154	16,855	17,009	0
Total	$4,270	$2,113	$6,383	$514,652	$521,035	$1,362

Loan Delinquency - Covered Loans as of June 30, 2014						
(Dollars in 000s)	30-89 Days Past Due	Greater than 90 Days Past Due	Total Past Due	Current	Total Loans[1]	Loans > 90 Days Accruing
1-4 family residential real estate	$153	$940	$1,093	$7,388	$8,481	$940
Commercial real estate	1,505	1,769	3,274	59,526	62,800	1,769
Commercial	261	447	708	2,816	3,524	447
Real Estate Construction	0	0	0	0	0	0
Consumer and other	97	0	97	2,369	2,466	0
Total	$2,016	$3,156	$5,172	$72,099	$77,271	$3,156

[1] Covered loan balances are net of non-accretable differences and allowance for covered loan losses and have not been reduced by $6.0 million of accretable discounts and discounts on acquired performing loans.

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$3.4 $2.1 $1.4 $1.2 $1.4 $1.6 $1.1 $0.8 $1.3 $20.9 $21.9 $21.0 $17.0 $13.2 $14.1 $10.9 $9.9 $8.0 $0 $5 $10 $15 $20 $25 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Non Covered REO FDIC Covered REO Other Real Estate Owned 19 ($ Million)

9.5% 84.0% 0.1% 0.9% 0.6% 4.9% Pre-refunded Municipals - $17.6 U.S. Agencies - $0.0 U.S. Agency MBS - $155.5 U.S. Agency CMO - $0.1 Private Label: Investment Grade - $1.6 Private Label: Split Rating - $1.1 Private Label: Non-Investment Grade - $9.1 Securities Portfolio 20 Reflects estimated fair value as of June 30, 2014. Total Securities Available for Sale of $185 Million Portfolio Maximum – New purchases will not take simulated effective duration beyond 4 years in an up 300 bp rate change environment ($ Million)

Income Statement Highlights 21 Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. (Dollars in $000s) 2009 2010 2011 2012 2013 YTD 2014 Net Interest Income $17,741 $27,201 $30,559 $37,512 $35,275 $22,836 Provision for Non Covered Loan Losses $4,550 $5,800 $1,700 $3,300 $1,400 $300 Provision for Covered Loan Losses $0 $420 $1,200 $1,202 $89 ($886) Non-Interest Income $12,012 $17,510 $9,291 $12,912 $11,653 $10,569 Non-Interest Expense $22,581 $30,469 $33,950 $40,305 $36,314 $26,817 Income Tax Expense $306 $2,087 $695 $639 $2,869 $2,261 Net Income $2,316 $5,935 $2,305 $4,979 $6,256 $4,913

Return on Average Assets 22 Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. 0.27% 0.56% 0.22% 0.46% 0.58% 0.61% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 YTD 2014 ROAA

5.24% 5.64% 5.38% 5.35% 4.61% 3.95% 3.95% 3.87% 3.22% 2.55% 1.85% 1.23% 0.95% 0.85% 0.79% 0.79% 2.35% 3.19% 3.59% 4.17% 3.82% 3.29% 3.18% 3.26% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 Q1 2014 Q2 2014 Q3 2014 Yield on Interest Earning Assets Cost of Interest Bearing Liabilities Net Interest Margin Net Interest Margin Trends 23 Notes: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. Net Interest Margin Excluding Purchase Accounting Accretion Q3 2014 Q3 2013 2.90% 2.75%

Net Operating Revenue Net Interest Income + Noninterest Income 24 ($ Million) Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. The efficiency ratio represents non-interest expense divided by the sum of net interest income and non-interest income. Included in the year-to-date 2014 annualized noninterest income was a true-up receipt from the completion and renegotiation of a processing contract of approximately $1.1 million. This increase in noninterest income was partially offset by the $225,000 impairment of the FDIC indemnification asset. $29.8 $44.7 $39.8 $50.4 $46.9 $44.5 75.9% 79.2% 85.3% 79.9% 77.4% 80.3% 70.0% 72.0% 74.0% 76.0% 78.0% 80.0% 82.0% 84.0% 86.0% 88.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 YTD 2014 Annualized Net Operating Revenue Efficiency Ratio

Noninterest Expense 25 Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. ($ Million) $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 YTD 2014 Annualized Marketing Professional Services Occupancy & Furn. and Equip. Other Salaries and Benefits $35.8 $22.6 $30.5 $34.0 $40.3 $36.3 22.4% 17.9% 50.8%48.0% 21.7% 21.6% 46.4% 21.1% 21.5% 21.7% 22.8% 45.3% 44.5% 26.0% 20.5% 54.2% 14.3% 23.0%

Investment Merits  Positioned to be opportunistic….  Favorable credit quality, robust capital position & profitable  Trading at 92% of tangible book value  Implemented consecutive stock repurchase plans  Disciplined acquisition approach  Existing infrastructure can support a larger balance sheet  Track record of returns to shareholders 26

Robert L. Johnson Chief Executive Officer bjohnson@charterbank.net (706) 645-3249 Curtis R. Kollar Senior Vice President and Chief Financial Officer ckollar@charterbank.net (706) 645-3237 27 Investor Contacts 1233 O. G. Skinner Drive West Point, Georgia 31833 1-800-763-4444 www.charterbk.com

Appendix

Board & Executive Team 29 Current Position(s) Held With Director Term Name Charter Financial Corporation Age (1) Since (2) Expires Robert L. Johnson Chairman of the Board and Chief Executive Officer 60 1986 2014 David Z. Cauble, III Director 61 1996 2014 David L. Strobel Director 62 2003 2014 Jane W. Darden Director 63 1988 2015 Thomas M. Lane Director 59 1996 2015 Curti M. Johnson Director, General Counsel & Senior Vice President 54 2007 2016 Edward D. Smith Director 39 2011 2016 Executive Officers Who Are Not Directors Curtis R. Kollar Senior Vice President and Chief Financial Officer 61 Le Washam President of CharterBank 52 ____________________________________ (1) As of December 31, 2013. (2) Includes service as a director of CharterBank prior to its mutual-to-stock conversion.

__________________________________ (1) Assumes an instantaneous uniform change in interest rates at all maturities. (2) NPV is the difference between the present value of an institution’s assets and liabilities. (3) Present value of assets represents the discounted present value of incoming cash flows on interest- earning assets. (4) NPV Ratio represents NPV divided by the present value of assets. Net Portfolio Value 30 At March 31, 2014 Change in Interest Rates (bp) (1) Estimated NPV (2) Estimated Increase (Decrease) in NPV Percentage Change in NPV NPV Ratio as a Percent of Present Value of Assets (3)(4) Increase (Decrease) in NPV Ratio as a Percent of Present Value of Assets (3)(4) (dollars in thousands) 30 $ $235,120 $ (9,191) (3.8) % 21.9% (0.8) % 200 238,426 (5,884) (2.4) % 22.2% (0.5) % 100 241,533 (2,778) (1.1) % 22.5% (0.2) % — 244,311 — — 22.7% — (100) 241,555 (2,755) (1.1) % 22.5% (0.2) %

End of Presentation